Exhibit 10.36

Execution Version

SYNDAX PHARMACEUTICALS, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (this “Agreement”) is made as of September 18, 2014 (the “Effective Date”) by and between Syndax Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of the purchasers listed on Exhibit A attached to this Agreement (each a “Purchaser” and together the “Purchasers”).

RECITALS

The Company desires to issue and sell, severally and not jointly, and the Purchasers desire to purchase, severally and not jointly, convertible unsecured promissory notes in substantially the form attached to this Agreement as Exhibit B (individually, a “Note” and collectively, the “Notes”) in the aggregate principal amount of up to five million dollars ($5,000,000), which shall be convertible on the terms stated herein into equity securities of the Company for the purchase price set forth on Exhibit A. The Notes and the equity securities issuable upon conversion thereof (and the securities issuable upon conversion of such equity securities) are collectively referred to herein as the “Securities.” This Agreement and the Notes are collectively referred to herein as the “Loan Documents.”

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1. PURCHASE AND SALE OF NOTES.

1.1 Issuance of Notes. On the terms of and subject to the conditions specified in this Agreement, the Company hereby agrees to issue and sell to the Purchasers, severally and not jointly, and each Purchaser agrees, severally and not jointly, to purchase from the Company, the Notes on the terms and conditions included herein in such principal amounts at each Closing (as defined below) as set forth on the Schedule of Purchasers attached as Exhibit A hereto. The Company’s obligations to the Purchasers shall be evidenced by the Notes delivered to the Purchasers on the date of the applicable Closing.

1.2 Interest Rate. Interest shall accrue solely to the extent as set forth in the Notes.

1.3 Term. All outstanding principal and interest due under any Note shall be due and payable as set forth therein. Payment of all or any portion of the outstanding principal amount of any Note and all interest thereon shall be pari passu in right of payment and in all other respects to the other Notes. If the Company pays all or any portion of the outstanding principal amount of any Note or any accrued and unpaid interest thereon, such payment shall be made at the same time as and pro rata with payment on each other Note.

1.4 No Usury. This Agreement and each Note issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchasers hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of California or any other applicable law. If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Purchasers hereof that all payments under this Agreement or any Note are to be credited first to interest as permitted by law, but not in excess of (a) the agreed rate of interest set forth in the Note or (b) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 1.4 shall never be superseded or waived and shall control every other provision of this Agreement and any Note.

1.5 Private Offering. The Notes will be offered and sold to the Purchasers without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Rule 506 of Regulation D or under Section 4(2) of the Securities Act.

2. CLOSINGS.

2.1 Initial Closing. The initial sale and purchase of the Notes shall take place in a closing (the “Initial Closing”) to be held at the offices of Hogan Lovells U.S. LLP, 4085 Campbell Avenue, Suite 1000, Menlo Park, CA 94025 (“Hogan Lovells”) on the date hereof or at such other time and place as the Company and the Purchasers having mutually agreed, orally or in writing. The Company will issue and sell to the Purchasers, and each Purchaser agrees, severally and not jointly, to purchase from the Company, Notes in such principal amounts as is set forth under the heading “Initial Closing Note Amounts” on the Schedule of Purchasers attached as Exhibit A hereto (the “Initial Closing Notes”).

2.2 Second Closing. So long as there has not been a Qualified Financing, Change in Control or Initial Public Offering (each as defined below) on or before December 31, 2014, or in the event that the Notes issued in the Initial Closing have not previously been converted pursuant to Section 3 below, upon: (i) providing advance notice to all Purchasers; and (ii) subject to the satisfaction or waiver of the conditions set forth in Section 6 hereof, the Company will issue and sell to the Purchasers, severally and not jointly, and each Purchaser agrees, severally and not jointly, to purchase from the Company, Notes in such principal amounts as is set forth under the heading “Second Closing Note Amount” on the Schedule of Purchasers attached as Exhibit A hereto (the “Second Closing”); provided, however, in the event that the Notes issued in the Initial Closing will be converted pursuant to Section 3.2 or 3.3 and the Second Closing has not yet occurred, the Company shall provide each Purchaser with twenty (20) days notice prior to the consummation of the Change of Control or Initial Public Offering, as applicable. The Second Closing shall be held at Hogan Lovells at a time and date specified by the Company or at such other time and place as the Company and the Purchasers having agreed to purchase a majority of the principal amount of the Notes at the Second Closing mutually agree upon, orally or in writing; provided, that in the event the Company has provided the Purchasers with notice of the consummation of a Change of Control or Initial Public Offering, as applicable, the Second Closing shall occur no later than ten (10) days prior to the consummation of the Change of Control or Initial Public Offering, as applicable. The Initial Closing and the Second Closing are each referred to herein as a “Closing.” Any sale of Notes at a Closing shall be upon the same terms and conditions as those contained herein; and such persons or entities, by delivery of the appropriate executed signature pages, shall become parties to this Agreement and shall have the rights and obligations of a Purchaser hereunder.

2.3 Delivery. At each Closing, the Company will deliver to each Purchaser a Note in the principal amount set forth opposite such Purchaser’s name on Exhibit A against receipt by the Company from each Purchaser of the principal amount set forth opposite such Purchaser’s name on Exhibit A by check or wire transfer. Notwithstanding Section 9.7 herein, Exhibit A to this Agreement may be amended by the Company without the consent of Purchasers from time to time to reflect the addition of new Purchasers and the principal amount of Notes to be purchased by such Purchasers in any Closing.

3. CONVERSION.

3.1 Qualified Financing. If, after the date hereof and prior to conversion pursuant to Sections 3.2, 3.3, 3.4 or 3.5, a Qualified Financing occurs, the entire unpaid principal amount and unpaid accrued interest (if any) of each Note shall be automatically converted into that number of shares of the series of the Company’s preferred stock issued in the Qualified Financing (the “New Preferred Stock”) equal to the quotient of (a) the outstanding principal amount plus unpaid accrued interest (if any) divided by (b) the price per share paid by the investors purchasing New Preferred Stock in the Qualified Financing. For purposes of the Loan Documents, before January 1, 2015, a “Qualified Financing” shall mean the issuance and sale by the Company of New Preferred Stock in consideration of which the Company receives aggregate gross proceeds of not less than ten million dollars ($10,000,000) (excluding the Notes issued hereunder and converted in such Qualified Financing). On January 1, 2015 and thereafter, a “Qualified Financing” shall mean the issuance and sale by the Company of New Preferred Stock in consideration of which the Company receives aggregate gross proceeds of not less than forty million dollars ($40,000,000) (excluding the Notes issued hereunder and converted in such Qualified Financing). For purposes of clarity, the issuance of ten million dollars ($10,000,000) in notes prior to January 1, 2015, or the issuance of forty million dollars ($40,000,000) in notes after January 1, 2015, shall not (or the conversion of any such notes into equity shall not) constitute a Qualified Financing. Shares of New Preferred Stock issuable upon conversion of the Notes shall be issued on the same terms and conditions as the shares sold to the investors in the Qualified Financing.

3.2 Conversion Upon Change of Control. If, after the date hereof and prior to conversion pursuant to Sections 3.1, 3.3, 3.4 or 3.5, a Change of Control occurs, immediately prior to the effective date of such Change of Control, the entire unpaid principal amount and unpaid accrued interest (if any) of each Note shall be automatically converted into that number of shares of the Company’s Series B-1 preferred stock, par value $0.001 per share (“Series B-1 Preferred Stock”) equal to the quotient of (a) the outstanding principal amount plus accrued interest (if any) divided by (b) the Series B-1 Preferred Stock Conversion Price (as defined in the Company’s Certificate of Incorporation, as amended (the “Restated Certificate”)). For purposes of the Loan Documents, “Change of Control” shall mean (i) a merger with or into or consolidation with any other corporation, limited liability company or other entity (other than a wholly owned subsidiary of the Company) or any other transaction or series of related transactions in which in excess of fifty percent (50%) of the Company’s voting power is transferred; or (ii) a sale, lease, exclusive license or other disposition of all or substantially all of the assets or intellectual property of the Company in a single transaction or series of related transactions; provided, however, that a Change of Control of the Company shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof. The Company shall provide each of the Purchasers written notice no less than twenty (20) days prior to the effective date of such Change of Control transaction.

3.3 Conversion upon Initial Public Offering. If, after the date hereof and prior to conversion pursuant to Sections 3.1, 3.2, 3.4 or 3.5, an Initial Public Offering occurs, immediately prior to the closing of such Initial Public Offering, the entire unpaid principal amount and unpaid accrued interest (if any) of each Note shall be automatically converted into that number of shares of the Company’s Common Stock equal to the quotient of (a) the outstanding principal amount of the note plus accrued interest (if any) divided by (b) the price to the public of the shares of Common Stock to be sold in the Initial Public Offering. For purposes of the Loan Documents, “Initial Public Offering” shall mean the

Company’s first firm commitment underwritten public offering of its Common Stock pursuant to a registration statement declared effective under the Securities Act.

3.4 Optional Conversion. If, after the date hereof and prior to conversion pursuant to Sections 3.1, 3.2, 3.3 or 3.5, the Company consummates the sale and issuances of shares of preferred stock other than in a Qualified Financing (a “Non-Qualified Financing”), the Purchasers shall have the option (the “Conversion Option”) to convert all of the Notes into the shares of preferred stock issued in the Non-Qualified Financing, and the number of shares of preferred stock each respective Note may be converted into shall be equal to the quotient of (a) the outstanding principal amount of the Note plus unpaid accrued interest (if any) divided by (b) the lowest price per share paid by the investor in the Non-Qualified Financing. The Conversion Option may be exercised only upon the election and approval of over fifty percent (50%) of the principal amount of the then outstanding Notes (the “Purchaser Majority”).

3.5 Conversion at Maturity. If the Notes have not been previously converted prior to the Maturity Date (as such term is defined in the Notes), upon the written election of the Purchaser Majority the entire unpaid principal amount and unpaid accrued interest (if any) of each Note shall be automatically converted into that number of shares of the Company’s Series B-1 Preferred Stock equal to the quotient of (a) the outstanding principal amount plus unpaid accrued interest (if any) divided by (b) the Series B-1 Preferred Stock Conversion Price.

3.6 Mechanics and Effect of Conversion. No fractional shares of the Company’s capital stock will be issued upon conversion of the Notes. In lieu of any fractional share to which a holder of a Note would otherwise be entitled, the Company will pay to such holder in cash the amount of the unconverted principal balance and accrued interest balance (if any) of such Note that would otherwise be converted into such fractional share. Upon conversion of the Notes pursuant to this Section 3, each holder shall surrender its Note(s), duly endorsed, at the principal offices of the Company or any transfer agent of the Company or provide evidence and indemnity reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of its Note(s). At its expense, the Company will, as soon as practicable thereafter, issue and deliver to such holder, at such principal office, a certificate or certificates for the number of shares to which such holder is entitled upon such conversion and a check or wire transfer payable to such holder for any cash amounts payable as described herein. Upon conversion of the Notes, the Company will be forever released from all of its obligations and liabilities under the Loan Documents, including without limitation the obligation to pay the principal amount and accrued interest of the Notes.

3.7 Further Assurances. Each Purchaser understands that the conversion of the Notes into, and the sale and purchase of, equity securities of the Company may require such Purchaser’s execution of, among other things, (a) written actions for the amendment of the Company’s Restated Certificate, to increase the existing authorized capital stock of the Company and/or authorize a new series of preferred stock, and (b) certain agreements relating to the purchase and sale of such securities as well as registration, co-sale and voting rights, if any, relating to such equity securities, and each Purchaser hereby agrees to execute such written actions and agreements and to take such further actions necessary or advisable to consummate the transactions contemplated hereby upon request by the Company after the time of conversion.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company represents and warrants to the Purchasers as follows:

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

4.2 Authorization. Except for: (a) filing an amendment to the Restated Certificate to authorize a new series of Preferred Stock (as defined below), additional shares of Preferred Stock issuable upon conversion of the Notes and additional shares of Common Stock issuable upon conversion of Preferred Stock issued upon conversion of the Notes and (b) the reservation of (i) shares of Preferred Stock issuable upon conversion of the Notes or (ii) shares of Common Stock issuable upon conversion of the Preferred Stock into which the Notes have been converted, all corporate action on the part of the Company, its officers, directors and stockholders necessary for (1) execution and delivery of the Loan Documents, (2) the authorization, sale, issuance and delivery of the Notes, (3) the issuance of the capital stock of the Company into which the Notes are convertible (the “Conversion Stock”), (4) the issuance of the Common Stock underlying the Conversion Stock (the “Underlying Common”) and (5) the performance of all obligations of the Company under the Loan Documents required to be taken before the applicable Closing has been taken or will be taken prior to the applicable Closing. The Loan Documents, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except (A) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, (B) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (C) to the extent any indemnification provisions may be limited by applicable federal or state securities laws. The terms of the transactions contemplated by the Loan Documents have been recommended to the Company’s Board of Directors by the Company’s management and unanimously approved by all directors not having an interest in the transactions contemplated by the Loan Documents.

4.3 Capitalization.

(a) The authorized capital stock of the Company, immediately prior to the applicable Closing, consists of (i) 16,715,445 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), of which (w) 4,390,243 have been designated as Series A Preferred Stock, 875,545 of which are issued and outstanding, (x) 3,951,219 have been designated as Series A-1 Preferred Stock, 3,502,185 of which are issued and outstanding, (y) 4,227,642 have been designated as Series B Preferred Stock, 340,302 of which are issued and outstanding, and (z) 4,146,341 have been designated as Series B-1 Preferred Stock, 3,789,999 of which are issued and outstanding, and (ii) 9,837,398 shares of Common Stock, 73,152 of which are issued and outstanding.

(b) The Company has reserved 1,002,172 shares of Common Stock for issuance pursuant to the Company’s 2007 Stock Plan, as amended (the “Plan”), of which (i) 6,018 shares of Common Stock have been issued pursuant to the exercise of outstanding options and are included in the number of shares of Common Stock outstanding as reflected in Section 4.3(a) above, (ii) options to purchase 924,356 shares of Common Stock have been approved for grant, are issued and are unexercised, and (iii) 71,798 shares of Common Stock remain available for future grant and issuance to officers, directors, employees and consultants of the Company.

(c) Other than (i) the shares reserved for issuance under the Plan and (ii) 156,833 shares of Common Stock reserved for issuance, immediately prior to the applicable Closing, pursuant to outstanding warrants to purchase Common Stock, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

(d) As of the date hereof, the issuance of the Notes contemplated hereunder will not result in any anti-dilution adjustment or other similar adjustment to the conversion rate of the outstanding shares of Preferred Stock.

4.4 Consent. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority or any other person on the part of the Company is required in connection with the valid execution, delivery and performance by the Company of the Loan Documents and the transactions contemplated thereby, except that the Company will make such filings, notices or registrations as are required under Regulation D of the Securities Act and applicable state securities laws after the applicable Closing, within the time periods set forth in the Securities Act and those laws.

4.5 Compliance with Other Instruments. The Company is not in violation or default of any provision of the Restated Certificate or its Bylaws as currently in effect. The Company is not in violation of, or default under any provision of any instrument, mortgage, deed of trust, loan, contract, commitment or obligation to which it is a party or by which it or any of its properties are bound, which violations or defaults, individually or in the aggregate, would materially adversely affect the business, properties or condition (financial or otherwise) of the Company. The Company is not in violation of any provision of any federal, state or local statute, rule or governmental regulation which would materially adversely affect the business, properties or condition (financial or otherwise) of the Company or any judgment, decree or order to which it is a party, in any material respect. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties or condition (financial or otherwise) of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

4.6 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that questions the validity of the Loan Documents or the right of the Company to enter into any of such Loan Document, or to consummate the transactions contemplated hereby or thereby, nor is the Company aware that there is any basis for the foregoing. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company that might result, either individually or in the aggregate, in any material adverse effect on the business, properties or condition (financial or otherwise) of the Company, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

4.7 Financial Statements. The Company has delivered to the Purchasers true and complete copies of (a) the audited balance sheets of the Company as of December 31, 2012 and 2013; (b) the audited statements of operations and comprehensive loss and cash flows of the Company for each of the years ended December 31, 2012 and 2013; (c) the unaudited balance sheet of the Company as of June 30, 2014 and (d) unaudited statements of operations and comprehensive loss and cash flows of the Company for the six-month period ended June 30, 2014 (all of such financial statements, collectively, the “Financial Statements”). The Financial Statements were prepared in accordance with GAAP consistently applied, and fairly present the financial condition and results of operations and cash flows of the

Company as of the stated date and for the periods referred to therein, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles.

4.8 Full Disclosure. To the Company’s knowledge, neither this Agreement nor the Notes, nor any other document delivered by the Company to Purchasers or their attorneys or agents in connection herewith or therewith at the applicable Closing or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor, to the Company’s knowledge, omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

4.9 California Finance Lenders Law. The Company (a) primarily engages, wholly or substantially, directly, or indirectly through a majority owned subsidiary or subsidiaries, in the production or sale, or the research or development, of a product or service other than the investment of capital, (b) is not an individual or sole proprietorship, (c) is not an entity with no specific business plan or purpose and its business plan is not to engage in a merger or acquisition with an unidentified company or companies or other entity or person, and (d) intends to use the proceeds from the sale of the Notes extended to it solely for the operation of the Company’s business and uses other than personal, family, or household purposes. The Company’s Board of Directors has approved the sale of the Notes based upon a reasonable belief that the loans represented by the Notes are appropriate for the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation.

4.10 Title. The Company owns and has good and marketable title in fee simple absolute to, or a valid leasehold interest in, all real properties and good title to other assets and properties as reflected in the most recent financial statements delivered to the Purchasers (except those assets and properties disposed of in the ordinary course of business since the date of such financial statements) and all assets and properties acquired by the Company since such date (except those disposed of in the ordinary course of business). Such assets and properties are subject to no Lien other than (i) Liens for current taxes not yet due and payable, (ii) Liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) Liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, (iv) Liens arising out of the indebtedness incurred in connection with that certain Loan and Security Agreement, dated as of June 13, 2014, by and among the Company, Solar Capital Ltd. and the lenders listed on Schedule 1.1 attached thereto, and (v) Liens, encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or have a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business. “Lien” means, with respect to any property, any security interest, mortgage, pledger, lien, claim, charge or other encumbrance.

4.11 No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Securities and Exchange Commission rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including (a) the Company, (b) any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company, (c) any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, (d) any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Notes, and (e) any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Notes (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as to itself only that:

5.1 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver the Loan Documents and to carry out their provisions. All action on the Purchaser’s part required for the lawful execution and delivery of the Loan Documents has been taken. Upon their execution and delivery, the Loan Documents will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) to the extent any indemnification provisions may be limited by applicable federal or state securities laws.

5.2 Experience. The Purchaser is experienced in investing in the securities of development stage companies such as the Company and acknowledges that investment in the Securities involves a number of significant risks, it is able to fend for itself, it can bear the economic risk of its investment, including the full loss of its investment, and it has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Purchaser also represents it was not organized solely for the purpose of acquiring the Securities.

5.3 Accredited Investor. The Purchaser represents that it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D of the Securities Act, as presently in effect and, for the purpose of Section 25102(f) of the California Corporations Code, such Purchaser is excluded from the count of “purchasers” pursuant to Rule 260.102.13 thereunder.

5.4 Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities, (b) any foreign exchange restrictions applicable to such purchase, (c) any government or other consents that may need to be obtained, and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

5.5 Residence. The Purchaser’s principal residence or office location is in the state identified in the address of the Purchaser set forth beneath its signature hereto.

5.6 Disclosure of Information. The Purchaser has received and reviewed information about the Company and has had an opportunity to discuss the Company’s business, management and financial affairs with its management and to review the Company’s facilities. The Purchaser understands and acknowledges that such discussions, as well as any written information issued by the Company, (a) were intended to describe the aspects of the Company’s business which the Company believes to be material, but were not necessarily an exhaustive description, and (b) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Company’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Purchaser to rely thereon.

5.7 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement the Purchaser hereby confirms, that the Securities to be received by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities.

5.8 Restricted Securities. The Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Purchaser must bear the economic risk of this investment indefinitely unless the Securities are registered pursuant to the Securities Act, or an exemption from registration is available. The Purchaser understands that the Company has no present intention of registering the Securities. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times the Purchaser might propose.

5.9 No Public Market. The Purchaser understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Securities.

5.10 No “Bad Actor” Disqualification Events. Neither (a) such Purchaser, (b) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Securities Act) held by such Purchaser is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the applicable Closing in writing in reasonable detail to the Company.

5.11 Legends. The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(a) “THIS INSTRUMENT AND THE INDEBTEDNESS, RIGHTS AND OBLIGATIONS EVIDENCED HEREBY AND ANY LIENS OR OTHER SECURITY INTERESTS SECURING SUCH RIGHTS AND OBLIGATIONS ARE SUBORDINATE IN THE MANNER AND

TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (AS AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “SUBORDINATION AGREEMENT”) DATED AS OF SEPTEMBER 18, 2014, BY AND AMONG THE CREDITORS IDENTIFIED THEREIN AND SOLAR CAPITAL LTD. (“SOLARCAP”), TO CERTAIN INDEBTEDNESS, RIGHTS, AND OBLIGATIONS OF SYNDAX PHARMACEUTICALS, INC. TO SOLARCAP AND LIENS AND SECURITY INTERESTS OF SOLARCAP SECURING THE SAME ALL AS DESCRIBED IN THE SUBORDINATION AGREEMENT; AND EACH HOLDER AND TRANSFEREE OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.”

(b) “THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.”

(c) “THESE SECURITIES ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, THAT CERTAIN CONVERTIBLE NOTE PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

(d) Any legend required by the blue sky laws of any state to the extent such laws are applicable to the securities represented by the certificate or other document so legended, and any legends placed on the New Preferred Stock in connection with the Qualified Financing or such other equity securities issued upon conversion of the Notes.

6. CONDITIONS OF THE PURCHASERS’ OBLIGATIONS AT THE CLOSINGS.

The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the applicable Closing, of each of the following conditions, unless waived by the Purchaser Majority of the principal amount of the Notes to be issued in such Closing:

6.1 Representations and Warranties; Performance of Obligations. The representations and warranties of the Company contained in Section 4 shall be true on and as of the applicable Closing, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the applicable Closing.

6.2 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the applicable Closing.

6.3 Restated Certificate. The Company’s Restated Certificate shall continue to be in full force and effect as of the applicable Closing.

6.4 Compliance Certificate. The Company shall have delivered to the Purchasers a Compliance Certificate, executed by the Chief Executive Officer of the Company, dated the date of the applicable Closing, to the effect that the conditions specified in Section 6.1 have been satisfied.

7. CONDITIONS OF THE COMPANY’S OBLIGATIONS AT EACH CLOSING.

The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the applicable Closing, of each of the following conditions, unless otherwise waived:

7.1 Representations and Warranties. The representations and warranties of each Purchaser contained in Section 6 shall be true on and as of the applicable Closing with the same effect as though such representations and warranties had been made on and as of the applicable Closing.

7.2 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the applicable Closing.

7.3 Approval of Investment Committee. Each Purchaser shall have obtained the approval of its investment committee or similar body to enter into this Agreement and the transactions contemplated thereby.

7.4 Subordination Agreement. Each Purchaser shall have entered into a subordination agreement, substantially in the form attached hereto as Exhibit C, with Solar Capital Ltd. in its capacity as agent for certain lenders.

8. “MARKET STAND OFF” AGREEMENT.

Each Purchaser agrees in connection with the Initial Public Offering (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan) that, upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, pledge, hypothecate, limit such Purchaser’s market risk regarding or otherwise directly or indirectly dispose of any Common Stock (other than those included in the registration) or other Capital Stock or securities exchangeable or convertible into capital stock of the Company without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days from the date of the final prospectus used in such registration) as may be requested by the Company or such managing underwriters, and to enter into a lock-up agreement in customary form with such underwriters providing for restrictions approved by the Company’s Board of Directors, provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities are bound by and have entered into similar agreements.

9. MISCELLANEOUS.

9.1 Fees and Expenses. The Company and each Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

9.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this

Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.3 Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws under Delaware law.

9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery, upon three (3) business days after deposit with the United States Post Office, by registered or certified mail, return receipt requested, postage prepaid, one (1) business day after deposit with a nationally recognized air courier, upon receipt of confirmation with regard to delivery by facsimile or upon twelve (12) hours after delivery by electronic mail and addressed: (a) if to the Purchasers, at the Purchasers’ address, facsimile number or electronic mail address as set forth on the signature page, or at such other address, facsimile number or electronic mail address as the Purchasers shall have furnished to the Company in writing, or (b) if to the Company, at its current address or at such other address, facsimile number or electronic mail address as the Company shall have furnished to the Purchasers in writing.

9.7 Waivers and Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchaser Majority. Any amendment or waiver effected in accordance with this Section 9.7 shall be binding upon each Purchaser of Notes and the Company.

9.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

9.9 Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

9.10 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS

AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

9.11 Conflict with Terms of the Convertible Notes. In the event that any of the terms of this Agreement conflict with the terms contained in the Notes, such terms contained in the Notes shall govern and control.

9.12 Implied Covenant of Good Faith and Fair Dealing. This Agreement shall be (to the extent necessary to satisfy the requirements of Section 22062(b)(3)(D) of the California Financial Code) subject to the implied covenant of good faith and fair dealing arising under Section 1655 of the California Civil Code.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

SYNDAX PHARMACEUTICALS, INC.

By:	/s/ Arlene M. Morris
Arlene M. Morris
President and Chief Executive Officer

[COMPANY SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	Domain Partners VIII, L.P.

	By:	One Palmer Square Associates VIII, L.L.C.
	Its:	General Partner

	By:	/s/ Kathleen K. Schoemaker
	Print Name:	Kathleen K. Schoemaker
	Title:	Managing Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	DP VIII Associates, L.P.

	By:	One Palmer Square Associates VIII, L.L.C.
	Its:	General Partner

	By:	/s/ Kathleen K. Schoemaker
	Print Name:	Kathleen K. Schoemaker
	Title:	Managing Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	Forward Ventures IV, LP

	By:	Forward IV Associates, LLC
	Its:	General Partner

	By:	/s/ Ivor Royston
	Print Name:	Ivor Royston
	Title:	Managing Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	Forward Ventures IVB, LP

	By:	Forward IV Associates, LLC
	Its:	General Partner

	By:	/s/ Ivor Royston
	Print Name:	Ivor Royston
	Title:	Managing Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	Forward Ventures V, LP

	By:	Forward V Associates, LLC
	Its:	General Partner

	By:	/s/ Ivor Royston
	Print Name:	Ivor Royston
	Title:	Managing Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	MPM Asset Management Investors BV4, LLC

	By:	MPM BioVentures IV GP LLC
	Its:	Manager

	By:	/s/ Luke Evnin
	Print Name:	Luke Evnin
	Title:	Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	MPM BioVentures IV GMBH & Co. Beteiligungs KG

	By:	MPM BioVentures IV GP LLC, in its capacity as the Managing Limited Partner

	By:	MPM BioVentures IV LLC
	Its:	Manager

	By:	/s/ Luke Evnin
	Print Name:	Luke Evnin
	Title:	Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	MPM BioVentures IV Strategic Fund, L.P.

	By:	MPM BioVentures IV GP LLC
	Its:	General Partner

	By:	MPM BioVentures IV LLC
	Its:	Managing Member

	By:	/s/ Luke Evnin
	Print Name:	Luke Evnin
	Title:	Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	MPM BioVentures IV-QP, L.P.

	By:	MPM BioVentures IV GP LLC
	Its:	General Partner

	By:	MPM BioVentures IV LLC
	Its:	Managing Member

	By:	/s/ Luke Evnin
	Print Name:	Luke Evnin
	Title:	Member

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	RMI Investments, S.à.r.l.

	By:	/s/ Vladimir Gurdus
	Print Name:	Vladimir Gurdus
	Title:	Category A Manager

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed the Convertible Note Purchase Agreement as of the date set forth in the first paragraph hereof.

PURCHASER:	MC Life Science Ventures, Inc.

	By:	/s/ Asuka Nakazato
	Print Name:	Asuka Nakazato
	Title:	Executive Vice President

[PURCHASER SIGNATURE PAGE TO CONVERTIBLE NOTE PURCHASE AGREEMENT]

EXHIBIT A

SCHEDULE OF PURCHASERS

Initial Closing Note Amounts:

Name of Purchaser	Address of Purchaser	Amount
Domain Partners VIII, L.P.	One Palmer Square Suite 515 Princeton, NJ 08542	$1,972,436

DP VIII Associates, L.P.	One Palmer Square Suite 515 Princeton, NJ 08542	$14,636

Forward Ventures IV, LP	9393 Towne Center Drive Suite 200 San Diego, CA 92121	$145,248

Forward Ventures IVB, LP	9393 Towne Center Drive Suite 200 San Diego, CA 92121	$12,313

Forward Ventures V, LP	9393 Towne Center Drive Suite 200 San Diego, CA 92121	$315,121

MPM Asset Management Investors BV4, LLC	200 Clarendon Street 54th Floor Boston, MA 02116	$40,436

MPM BioVentures IV GMBH & Co. Beteiligungs KG	200 Clarendon Street 54th Floor Boston, MA 02116	$54,785

MPM BioVentures IV Strategic Fund, LP	200 Clarendon Street 54th Floor Boston, MA 02116	$189,656

MPM Bioventures IV-QP, LP	200 Clarendon Street 54th Floor Boston, MA 02116	$1,422,028

RMI Investments, S.à.r.l.	7, rue Robert Stümper Luxembourg L-2557	$780,821

Total		$4,947,480

Second Closing Note Amounts:

Name of Purchaser	Address of Purchaser	Amount
MC Life Science Ventures, Inc.	655 Third Avenue New York, NY 10017	$52,520

Total		$52,520

EXHIBIT B

FORM OF CONVERTIBLE UNSECURED PROMISSORY NOTE

[See Exhibit 4.3 to the company’s registration statement on Form S-1/A, as filed with the SEC on November 21, 2014]

EXHIBIT C

SUBORDINATION AGREEMENT

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (the “Agreement”) is made as of             , 2014, by and among each of the creditors listed on the signature pages of this Agreement (individually and collectively, the “Creditor”), and SOLAR CAPITAL LTD., a Maryland corporation, with its principal place of business at 500 Park Avenue, 3rd Floor, New York, NY 10022 (“SolarCap”).

Recitals

A. SYNDAX PHARMACEUTICALS, INC., a Delaware corporation (“Borrower”) has requested and/or obtained certain loans or other credit accommodations from SolarCap which are or may be from time to time secured by assets and property of Borrower.

B. Creditor has extended loans or other credit accommodations to Borrower, and/or may extend loans or other credit accommodations to Borrower from time to time.

C. To induce SolarCap to extend credit to Borrower and, at any time or from time to time, at SolarCap’s option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as SolarCap may deem advisable, Creditor is willing to subordinate: (i) all of Borrower’s indebtedness and obligations to Creditor (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations), plus any dividends and/or distributions or other payments pursuant to call, put, or conversion features in connection with equity securities of Borrower issued to or held by Creditor, whether presently existing or arising in the future (the “Subordinated Debt”) to all of Borrower’s indebtedness and obligations to SolarCap; and (ii) all of Creditor’s security interests, if any, to all of SolarCap’s security interests in Borrower’s property.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Creditor subordinates to SolarCap any security interest or lien that Creditor may have in any property of Borrower. Notwithstanding the respective dates of attachment or perfection of the security interests of Creditor and the security interests of SolarCap, all now existing and hereafter arising security interests of SolarCap in any property of Borrower and all proceeds thereof (the “Collateral”), including, without limitation, the “Collateral,” as defined in a certain Loan and Security Agreement between Borrower and SolarCap dated as of June 13, 2014 (as may be amended, modified, restated, replaced, or supplemented from time to time, the “Loan Agreement”), shall at all times be senior to the security interests of Creditor. Creditor hereby (a) acknowledges and consents to (i) Borrower granting to SolarCap a security interest in the Collateral, (ii) SolarCap filing any and all financing statements and other documents as deemed necessary by SolarCap in order to perfect SolarCap’s security interest in the Collateral, and (iii) the entering into of the Loan Agreement and all documents in connection therewith by Borrower, (b) acknowledges and agrees that the Senior Debt, the entering into of the Loan Agreement and all documents in connection therewith by Borrower, and the security interest

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granted by Borrower to SolarCap in the Collateral shall be permitted under the provisions of the Subordinated Debt documents (notwithstanding any provision of the Subordinated Debt documents to the contrary), (c) acknowledges, agrees and covenants that Creditor shall not contest, challenge or dispute the validity, attachment, perfection, priority or enforceability of SolarCap’s security interest in the Collateral, or the validity, priority or enforceability of the Senior Debt, and (d) acknowledges and agrees that the provisions of this Agreement will apply fully and unconditionally even in the event that SolarCap’s security interest in the Collateral (or any portion thereof) shall be unperfected.

2. All Subordinated Debt is subordinated in right of payment to all obligations of Borrower to SolarCap now existing or hereafter arising, including, without limitation, the Obligations (as defined in the Loan Agreement), together with all costs of collecting such obligations (including attorneys’ fees), including, without limitation, all interest accruing after the commencement by or against Borrower of any bankruptcy, reorganization or similar proceeding (such obligations, collectively, the “Senior Debt”).

3. Creditor will not demand or receive from Borrower (and Borrower will not pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to any property of Borrower, nor will Creditor accelerate the Subordinated Debt, or commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower, until such time as (a) the Senior Debt has been fully paid in cash, (b) SolarCap has no commitment or obligation to lend any further funds to Borrower, and (c) all financing agreements between SolarCap and Borrower are terminated. Nothing in the foregoing paragraph shall prohibit Creditor from converting all or any part of the Subordinated Debt into equity securities of Borrower, provided that, if such securities have any call, put or other conversion features that would obligate Borrower to declare or pay dividends, make distributions, or otherwise pay any money or deliver any other securities or consideration to the holder, Creditor hereby agrees that Borrower may not declare, pay or make such dividends, distributions or other payments to Creditor, and Creditor shall not accept any such dividends, distributions or other payments.

4. Creditor shall promptly deliver to SolarCap in the form received (except for endorsement or assignment by Creditor where required by SolarCap) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

5. In the event of Borrower’s insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar statutory or common law proceeding or arrangement involving Borrower, the readjustment of its liabilities, any assignment for the benefit of its creditors or any marshalling of its assets or liabilities (each, an “Insolvency Proceeding”), (a) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, (b) the Collateral shall include, without limitation, all Collateral arising during or after any such Insolvency Proceeding, and (c) SolarCap’s claims against Borrower and the estate of Borrower shall be paid in full before any payment is made to Creditor.

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6. Creditor shall give SolarCap prompt written notice of the occurrence of any default or event of default under any document, instrument or agreement evidencing or relating to the Subordinated Debt, and shall, simultaneously with giving any notice of default to Borrower, provide SolarCap with a copy of any notice of default given to Borrower. Creditor acknowledges and agrees that any default or event of default under the Subordinated Debt documents shall be deemed to be a default and an event of default under the Senior Debt documents.

7. Until the Senior Debt has been fully paid in cash and SolarCap’s agreements to lend any funds to Borrower have been terminated, Creditor irrevocably appoints SolarCap as Creditor’s attorney-in-fact, and grants to SolarCap a power of attorney with full power of substitution, in the name of Creditor or in the name of SolarCap, for the use and benefit of SolarCap, without notice to Creditor, to perform at SolarCap’s option the following acts in any Insolvency Proceeding involving Borrower:

(a) To file the appropriate claim or claims in respect of the Subordinated Debt on behalf of Creditor if Creditor does not do so prior to thirty (30) days before the expiration of the time to file claims in such Insolvency Proceeding and if SolarCap elects, in its sole discretion, to file such claim or claims; and

(b) To accept or reject any plan of reorganization or arrangement on behalf of Creditor and to otherwise vote Creditor’s claims in respect of any Subordinated Debt in any manner that SolarCap deems appropriate for the enforcement of its rights hereunder.

In addition to and without limiting the foregoing: (x) until the Senior Debt has been fully paid in cash and SolarCap’s agreements to lend any funds to Borrower have been terminated, Creditor shall not commence or join in any involuntary bankruptcy petition or similar judicial proceeding against Borrower, and (y) if an Insolvency Proceeding occurs: (i) Creditor shall not assert, without the prior written consent of SolarCap, any claim, motion, objection or argument in respect of the Collateral in connection with any Insolvency Proceeding which could otherwise be asserted or raised in connection with such Insolvency Proceeding, including, without limitation, any claim, motion, objection or argument seeking adequate protection or relief from the automatic stay in respect of the Collateral, (ii) SolarCap may consent to the use of cash collateral on such terms and conditions and in such amounts as it shall in good faith determine without seeking or obtaining the consent of Creditor as (if applicable) holder of an interest in the Collateral, (iii) if use of cash collateral by Borrower is consented to by SolarCap, Creditor shall not oppose such use of cash collateral on the basis that Creditor’s interest in the Collateral (if any) is impaired by such use or inadequately protected by such use, or on any other ground, and (iv) Creditor shall not object to, or oppose, any sale or other disposition of any assets comprising all or part of the Collateral, free and clear of security interests, liens and claims of any party, including Creditor, under Section 363 of the United States Bankruptcy Code or otherwise, on the basis that the interest of Creditor in the Collateral (if any) is impaired by such sale or inadequately protected as a result of such sale, or on any other ground (and, if requested by SolarCap, Creditor shall affirmatively and promptly consent to such sale or disposition of such assets), if SolarCap has consented to, or supports, such sale or disposition of such assets.

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8. Creditor represents and warrants that Creditor has provided SolarCap with true and correct copies of all of the documents evidencing or relating to the Subordinated Debt. Creditor shall immediately affix a legend to the instruments evidencing the Subordinated Debt stating that the instruments are subject to the terms of this Agreement. By the execution of this Agreement, Creditor hereby authorizes SolarCap to amend any financing statements filed by Creditor against Borrower as follows: “In accordance with a certain Subordination Agreement by and among the Secured Party, the Debtor and Solar Capital Ltd., the Secured Party has subordinated any security interest or lien that Secured Party may have in any property of the Debtor to the security interest of Solar Capital Ltd. in all assets of the Debtor, notwithstanding the respective dates of attachment or perfection of the security interest of the Secured Party and Solar Capital Ltd.”

9. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor may have in any property of Borrower. By way of example, such instruments shall not be amended to (a) increase the rate of interest with respect to the Subordinated Debt, or (b) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt. SolarCap shall have the sole and exclusive right to restrict or permit, or approve or disapprove, the sale, transfer or other disposition of property of Borrower except in accordance with the terms of the Senior Debt. Upon written notice from SolarCap to Creditor of SolarCap’s agreement to release its lien on all or any portion of the Collateral in connection with the sale, transfer or other disposition thereof by SolarCap (or by Borrower with consent of SolarCap), Creditor shall be deemed to have also, automatically and simultaneously, released its lien on the Collateral, and Creditor shall upon written request by SolarCap, immediately take such action as shall be necessary or appropriate to evidence and confirm such release. All proceeds resulting from any such sale, transfer or other disposition shall be applied first to the Senior Debt until payment in full thereof, with the balance, if any, to the Subordinated Debt, or to any other entitled party. If Creditor fails to release its lien as required hereunder, Creditor hereby appoints SolarCap as attorney in fact for Creditor with full power of substitution to release Creditor’s liens as provided hereunder. Such power of attorney being coupled with an interest shall be irrevocable.

10. All necessary action on the part of Creditor, its officers, directors, partners, members and shareholders, as applicable, necessary for the authorization of this Agreement and the performance of all obligations of Creditor hereunder has been taken. This Agreement constitutes the legal, valid and binding obligation of Creditor, enforceable against Creditor in accordance with its terms. The execution, delivery and performance of and compliance with this Agreement by Creditor will not (a) result in any material violation or default of any term of any of Creditor’s charter, formation or other organizational documents (such as Articles or Certificate of Incorporation, bylaws, partnership agreement, operating agreement, etc.) or (b) violate any material applicable law, rule or regulation.

11. If, at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by SolarCap for any reason (including, without limitation, any Insolvency Proceeding), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made

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and Creditor shall immediately pay over to SolarCap all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, SolarCap may take such actions with respect to the Senior Debt as SolarCap, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against Borrower or any other person. No such action or inaction shall impair or otherwise affect SolarCap’s rights hereunder.

12. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of SolarCap, provided, however, Creditor agrees that, prior and as conditions precedent to Creditor assigning all or any portion of the Subordinated Debt: (a) Creditor shall give SolarCap prior written notice of such assignment, and (b) such successor or assignee, as applicable, shall execute a written agreement whereby such successor or assignee expressly agrees to assume and be bound by all terms and conditions of this Agreement with respect to Creditor. This Agreement shall remain effective until terminated in writing by SolarCap. This Agreement is solely for the benefit of Creditor and SolarCap and not for the benefit of Borrower or any other party. Creditor further agrees that if Borrower is in the process of refinancing any portion of the Senior Debt with a new lender, and if SolarCap makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

13. Creditor hereby agrees to execute such documents and/or take such further action as SolarCap may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement, including, without limitation, ratifications and confirmations of this Agreement from time to time hereafter, as and when requested by SolarCap.

14. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles. Creditor and SolarCap submit to the exclusive jurisdiction of the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York in any action, suit, or proceeding of any kind, against it which arises out of or by reason of this Agreement. CREDITOR AND SOLARCAP WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

16. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by SolarCap or Borrower in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and SolarCap.

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17. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys’ fees, incurred in such action.

[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

“SolarCap”

SOLAR CAPITAL LTD.

By:
Name:
Title:

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“Creditor”

By:
Name:
Title:

Address:

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The undersigned approves of the terms of this Agreement.

“Borrower”

SYNDAX PHARMACEUTICALS, INC.

By:
Name:	Arlene M. Morris
Title:	President and Chief Executive Officer

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